UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
(Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, New York 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Kimco Realty Corporation
Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Kimco Realty OP, LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Kimco Realty Corporation, a Maryland corporation (the “Company”), was held on April 25, 2023. The Company previously filed with the Securities and Exchange Commission the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) and related materials pertaining to this meeting. On the record date of February 28, 2023, there were 619,891,811 shares of common stock, par value $.01 per share, outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following eight nominees to the Board of Directors (the “Board”) of the Company to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Milton Cooper	518,844,747	12,647,244	246,885	35,003,513
Philip E. Coviello	508,263,738	23,223,127	252,011	35,003,513
Conor C. Flynn	525,349,518	6,098,376	290,982	35,003,513
Frank Lourenso	470,877,278	60,611,766	249,832	35,003,513
Henry Moniz	519,060,441	12,428,512	249,923	35,003,513
Mary Hogan Preusse	434,051,898	97,460,971	226,007	35,003,513
Valerie Richardson	520,663,877	10,842,521	232,478	35,003,513
Richard B. Saltzman	476,384,198	55,101,346	253,332	35,003,513

Proposal 2: Advisory Resolution to Approve the Company’s Executive Compensation

Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement. There were 509,848,882 votes for the proposal; 21,116,598 votes against the proposal; 773,396 abstentions; and 35,003,513 broker non-votes.

Proposal 3: Advisory Vote on the Frequency of Future Say-on-Pay Votes

Approved, on an advisory basis, a frequency of every year as the recommended frequency of future advisory votes to approve the Company’s executive compensation (“Say-on-Pay”). There were 515,736,150 votes cast for a frequency of every year; 194,128 votes cast for a frequency of every two years; 15,399,768 votes cast for a frequency of every three years; 408,830 abstentions; and 35,003,513 broker non-votes.

Based on these results, the Board has determined that the Company will hold Say-on-Pay votes every year, until the next required advisory vote on the frequency of Say-on-Pay votes.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023. There were 529,258,876 votes for the proposal; 37,218,240 votes against the proposal; 265,273 abstentions; and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 27, 2023

KIMCO REALTY CORPORATION

	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

KIMCO REALTY OP, LLC

By:	KIMCO REALTY CORPORATION, Managing Member

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Chief Financial Officer